Item 1: Report to Shareholders

Personal Strategy Growth Fund	May 31, 2006

The views and opinions in this report were current as of May 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Undeterred by rising oil prices and the Fed’s short-term interest rate increases, U.S. stocks rose moderately and helped the Personal Strategy Funds generate favorable returns for the 6- and 12-month periods ended May 31, 2006. Fears that rising inflation would force the Federal Reserve to lift short-term rates more than expected precipitated a global stock market decline in May that trimmed returns in both periods. With rising interest rates, investment-grade bond returns were lower for the year. Despite the weakening in May, non-U.S. stocks outpaced their U.S. counterparts in both periods.

MARKET ENVIRONMENT

The economy accelerated at the beginning of 2006, expanding at a robust annualized rate of 5.3% in the first quarter (according to current estimates) compared with a sluggish 1.7% in the final quarter of 2005. Manufacturing activity was sturdy, business and consumer spending patterns appeared to be healthy, and the unemployment rate dipped to 4.6% in May. The red-hot housing market cooled off without a significant economic impact. Inflation remained generally contained, but by the end of the reporting period, it appeared that elevated energy costs were beginning to leak through to non-energy prices.

Central bank officials believe that stronger-than-expected economic growth and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—now led by Ben Bernanke—raised the federal funds target rate to 5.00%, a level the short-term benchmark has not seen in five years. The central bank has now lifted the target rate 16 times since mid-2004.

As shown in the graph, money market yields rose in tandem with the fed funds rate, increasing by approximately 200 basis points in the past year. (One hundred basis points equal one percentage point.) Intermediate-term rates rose to a lesser extent, and long-term rates climbed only about 100 basis points. As a result, the yield difference across the maturity spectrum narrowed—also known as a flattening of the Treasury yield curve.

Despite 12 months of rising interest rates and commodity prices, U.S. stocks rose, supported by solid economic and corporate profit growth and merger activity. Small-cap shares topped their larger peers: in the second half of our fiscal year ended May 31, 2006, the small-cap Russell 2000 Index returned 7.03% compared with a 2.60% gain for the large-cap S&P 500 Index. For the entire fiscal year, the Russell 2000 Index gain of 18.24% outstripped the S&P 500’s return of 8.64%. As measured by various Russell indexes, value stocks generally outperformed their growth counterparts across all market capitalizations in both periods, though small-cap growth and value stocks did about the same over the last 12 months.

Investment-grade bond returns were narrowly mixed in both the 6- and 12-month periods ended May 31, as falling bond prices in a rising interest rate environment offset income. In both periods, mortgage- and asset-backed securities produced modest gains, but Treasuries and investment-grade corporate bonds declined, particularly long-term issues. High-yield bonds greatly outperformed investment-grade securities. The Lehman Brothers U.S. Aggregate Index, which measures the performance of domestic investment-grade taxable bonds, returned 0.01% in the last six months and -0.48% for the one-year period.

Non-U.S. stocks exceeded U.S. equities in both periods amid strength in Japanese and European equities. The MSCI EAFE Index, which measures the performance of large-cap shares in Europe, Australasia, and the Far East, returned 15.61% in the second half of our fiscal year and 28.76% for the 12-month period.

PERFORMANCE AND STRATEGY REVIEW

The funds’ investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund. Economic fundamentals and market conditions drive these allocation changes.

For the last 12 months, we have maintained an overweight to stocks. With stocks outperforming bonds during that period, the increased allocation to stocks was beneficial. However, three times within the past year (August 2005, April and May 2006), we shifted some of our assets from stocks into bonds, reducing our overexposure to equities. Given the prospects for continued economic growth and the associated upward pressure on interest rates, we are still maintaining our heavier exposure to equities. Within our fixed-income holdings, our heightened allocation to cash and short-term bonds helped to mitigate the impact of rising interest rates while capturing the rise in short-term yields.

Within our stock holdings, we maintained an overweight to high-quality large-cap growth stocks. We believe we have entered a period of solid but slowing earnings growth and that investors are likely to pay a premium for those high-quality large-caps whose earnings grow faster than the market. Following a prolonged period of outperformance, we continued to underweight our allocation to small-cap companies, whose valuations are no longer as compelling as they had been.

Strong returns in non-U.S. markets extended their multiyear rally into 2006 and boosted the funds’ performance for the period despite the May downturn. Given several years of solid performance by non-U.S. equities and the prospects of more favorable profit growth in U.S. companies, we have a neutral weighting in non-U.S. equity markets. In the EAFE-related markets (Europe, Australasia, and the Far East), we believe valuations are reasonable. Even though economic growth in the developed markets of Europe and Japan has been lackluster, many companies have been able to use productivity gains to squeeze more earnings out of their modest revenue growth.

Within our fixed-income holdings, we have increased our allocation over the past 12 months to investment-grade bonds but are still underweight. We maintained an underweight exposure to high-yield bonds, given the historically rich valuations in the high-yield sector. While we are still underweighted in high-yield bonds, strong corporate profits and historically low corporate default rates have encouraged us to reduce our underweight position in these bonds.

Among our major equity holdings, American International Group, the large international insurance company, continues to post strong results and carry through with important strategic initiatives. The company appears to have put the disruption from the change in top management last year and the restatement of five years of annual earnings behind it. Baker Hughes, an oil services company, is an established competitor in the oil-service industry. Thanks to high gas and oil prices, the company’s customers are in a position to pay for high-end equipment and services, which should generate solid growth in revenue and earnings. Corning, a major manufacturer of liquid display crystals used in flat panel displays and of fiber optic wire, is a technology leader that has a dominant market position in its major products. (Please refer to our portfolio of investments for a complete listing of the funds’ holdings and the amount each represents in the portfolios.)

PERSONAL STRATEGY INCOME FUND

The Personal Strategy Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund posted gains for the 6- and 12-month periods ended May 31, 2006, as shown in the table. The fund outpaced the Combined Index Portfolio and the Lehman Brothers U.S. Aggregate Index for the 6- and 12-month periods, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities.

At the end of the period, 39.8% of the fund’s net assets were in bonds, representing an increase since our last report. Stock holdings were 44.5%, slightly less than six months ago. Cash has decreased slightly to 15.7%. Over the last six months, we also reduced the allocation to large-cap stocks and increased our holding of investment-grade bonds.

PERSONAL STRATEGY BALANCED FUND

The Personal Strategy Balanced Fund’s investment objective is to generate the highest total return consistent with an equal emphasis on income and capital appreciation. The typical asset mix of securities is 60% stocks, 30% bonds, and 10% cash, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income Fund.

The Personal Strategy Balanced Fund posted gains for the six and 12 months ended May 31, 2006, as shown in the table. The fund outpaced the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. We underperformed the Combined Index Portfolio over the last six months as our overweight to large-cap growth stocks was during a period when this sector detracted from performance.

We continue to underweight fixed income, but over the past six months, we increased the target allocation by 1%. The fund’s fixed-income allocation ended the reporting period at 34.6%, versus our neutral level of 40%. Within fixed income, bonds made up 29.79% of the portfolio at the end of May, while the fund’s cash position has decreased to 4.9%, a shade lower than six months ago. As mentioned in the Performance and Strategy Review section, we still maintain a relatively heavier stock allocation (65.4% compared with a neutral weighting of 60.0%). Among the stocks, we maintain an underweight to small-caps and favor large-cap growth names.

PERSONAL STRATEGY GROWTH FUND

The Personal Strategy Growth Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bond and money market securities, although allocations can vary as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income and the Personal Strategy Balanced Funds.

The Personal Strategy Growth Fund posted gains for the six and 12 months ended May 31, 2006, as shown in the table. The fund outpaced the Combined Index Portfolio for the 12-month period and the Merrill Lynch-Wilshire Capital Market Index for the 6- and 12-month periods, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. We underperformed the Combined Index Portfolio over the past six months due to our overweight to large-cap growth stocks during a period when this sector detracted from performance.

We made a few changes in the fund’s allocations between stocks and bonds. Since the fund’s primary objective is growth, we maintain a large position in equities—85.1% at the end of this period, which is about 1% less than what had been our weight six months ago. As a result of our decision to shift a small allocation from stocks to bonds, our bond position of 13.7% has increased from the 12.7% allocation at the end of the last reporting period. As mentioned in the Performance and Strategy Review section, we maintain an overweight in stocks versus bonds. Among the stocks, we maintain an underweight to small-caps and favor large-cap growth.

OUTLOOK

As we write this letter, markets around the world are experiencing losses, but by the time you read it, these markets may well have stabilized or begun to climb once again. Although we do not necessarily believe that equity markets will outperform fixed income for the next three to six months, we believe that they will outperform over the next two years. Profit growth will likely remain solid, but the rate of growth should decelerate as higher interest rates and energy costs take their toll on corporate earnings growth. The recent volatility is normal in investing and points to what we believe is the strength of our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus. Whatever the near term holds, we believe that shareholders will be well served by the funds’ varying investment objectives and the fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds’ Investment Advisory Committee

June 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Credit Suisse High Yield Index: An unmanaged index constructed to mirror the high-yield debt market.

Dow Jones Wilshire 4500 Completion Index: An unmanaged index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those found in the S&P 500 Stock Index.

Dow Jones Wilshire 5000 Composite Index: An unmanaged index that tracks the performance of the most active stocks in the broad U.S. market.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 400 MidCap Index: An unmanaged index that tracks the stocks of 400 primarily medium-sized U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 85.0%		
CONSUMER DISCRETIONARY 9.8%		
Auto Components 0.3%		
Autoliv GDR (SEK)	19,900	1,103
GKN (GBP)	70,060	357
Koito Manufacturing (JPY) (1)	39,000	611
Strattec Security (2)	1,400	60
Toyoda Gosei (JPY) (1)	19,200	458
TRW (2)	5,200	142
		2,731
Automobiles 0.4%		
Bayerische Motoren Werke (EUR) (1)	17,791	917
Honda (JPY)	12,500	827
Toyota Motor (JPY)	30,400	1,634
Winnebago (1)	700	20
		3,398
Distributors 0.0%		
Keystone Automotive (1)(2)	4,900	197
Pacific Brands (AUD) (1)	126,091	201
		398
Diversified Consumer Services 0.1%		
Corinthian Colleges (1)(2)	15,200	210
Education Management (2)	2,800	120
Matthews International, Class A	10,700	372
		702
Hotels, Restaurants & Leisure 1.7%		
Applebee's	8,162	165
BJ's Restaurants (1)(2)	5,000	133
CEC Entertainment (2)	2,800	93
Harrah's Entertainment	43,000	3,270
International Game Technology	87,400	3,254
Marriott, Class A	30,500	2,206
McDonald's	17,800	591

Mitchells & Butlers (GBP)	39,700	371
Panera Bread, Class A (1)(2)	4,200	272
PF Chang's China Bistro (1)(2)	3,100	128
Red Robin Gourmet Burgers (1)(2)	6,300	264
Ruby Tuesday (1)	3,400	95
Sonic (2)	15,093	330
Starwood Hotels & Resorts Worldwide	39,700	2,426
Texas Roadhouse, Class A (2)	1,600	22
The Cheesecake Factory (2)	9,650	282
Wynn Resorts (2)	44,400	3,161
		17,063
Household Durables 1.3%		
Alpine Electronics (JPY)	11,100	159
Fortune Brands	15,000	1,110
Garmin	28,700	2,678
Goldcrest Company (JPY) (1)	6,310	350
Harman International	21,400	1,813
Jarden (1)(2)	9,700	291
Newell Rubbermaid	185,400	4,906
Persimmon (GBP)	18,017	405
Philips Electronics (EUR)	11,548	364
Sony (JPY)	21,000	950
		13,026
Internet & Catalog Retail 0.2%		
Amazon.com (1)(2)	43,500	1,506
priceline.com (1)(2)	3,600	112
		1,618
Leisure Equipment & Products 0.1%		
Brunswick	6,800	244
MarineMax (1)(2)	5,100	147
Nikon (JPY) (1)	20,000	393
Polaris Industries (1)	600	27

Pool (1)	5,975	258
		1,069
Media 2.5%		
Aegis Group (GBP)	227,448	587
Comcast, Special Class A (2)	139,957	4,497
Disney	191,800	5,850
Emmis Communications (2)	5,200	83
Entercom Communications	3,800	101
Grupo Televisa ADR	30,400	559
McGraw-Hill	16,000	826
New York Times, Class A (1)	115,200	2,783
Omnicom	8,600	818
Publicis (EUR)	19,493	788
Scholastic (2)	9,300	245
Scripps, Class A	21,600	1,000
Singapore Press (SGD)	58,000	147
Television Broadcasts (HKD)	22,000	126
Time Warner	133,800	2,303
Viacom, Class B (2)	70,744	2,671
Vivendi (EUR) (1)	24,067	865
WPP Group (GBP)	34,934	431
WPP Group ADR (1)	5,200	320
Young Broadcasting (2)	3,500	11
		25,011
Multiline Retail 1.4%		
Big Lots (2)	6,100	99
Kohl's (2)	98,000	5,262
Lotte Shopping GDR (2)(3)	16,800	299
Marui (JPY)	11,100	194
Nordstrom	91,000	3,351
Target	83,100	4,065
		13,270

Specialty Retail 1.7%		
AC Moore Arts & Crafts (1)(2)	2,800	49
AnnTaylor Stores (2)	16,050	617
Aoyama Trading (JPY)	4,700	151
Best Buy	30,800	1,632
Christopher & Banks	7,375	199
Cost Plus (1)(2)	5,900	89
DSG International (GBP)	124,630	455
DSW, Class A (1)(2)	2,900	87
Esprit Holdings (HKD)	38,500	310
Hibbett Sporting Goods (1)(2)	300	8
Home Depot	240,850	9,181
Hot Topic (1)(2)	13,000	180
Monro Muffler Brake (1)	6,000	217
Pantry (1)(2)	4,300	249
Petco (2)	10,800	228
RadioShack	192,800	3,243
Select Comfort (1)(2)	1,900	62
The Finish Line, Class A	3,800	49
Zumiez (1)(2)	3,600	121
		17,127
Textiles, Apparel, & Luxury Goods 0.1%		
Adidas (EUR) (1)	3,048	606
Culp (2)	2,000	9
Safilo (EUR) (2)	61,480	301
Under Armour (2)	1,900	68
Warnaco Group (1)(2)	13,800	248
		1,232
Total Consumer Discretionary		96,645
CONSUMER STAPLES 5.9%		
Beverages 1.5%		
Cia Cervecerias Unidas ADR	11,300	263

Coca-Cola	141,000	6,208
Diageo (GBP)	53,452	878
Kirin Brewery (JPY)	58,000	930
Lion Nathan (NZD)	38,427	241
PepsiCo	74,500	4,504
Pernod-Ricard (EUR)	5,240	1,024
		14,048

Food & Staples Retailing 2.0%

Casey's General Stores (1)	13,000	291
Casino Guichard-Perrachon (EUR) (1)	6,150	471
Coles Myer (AUD) (1)	50,703	435
CVS	270,100	7,536
Kesko (EUR)	19,500	772
Organizacion Soriana, Series B (MXN)	43,800	190
Performance Food Group (1)(2)	6,400	209
Sysco	63,900	1,954
Tesco (GBP)	123,628	742
Wal-Mart	134,600	6,521
Wal-Mart de Mexico, Series V (MXN)	94,500	260
Wild Oats Markets (1)(2)	7,200	115
York-Benimaru (JPY)	9,300	286
		19,782

Food Products 0.8%

Ajinomoto (JPY)	19,000	226
Associated British Foods (GBP)	29,506	408
General Mills	92,520	4,801
Goodman Fielder (AUD) (2)	111,800	177
Koninklijke Wessanen GDS (EUR)	19,613	267
Nestle (CHF) (1)	4,103	1,227
RHM (GBP)	70,660	354
Seneca Foods, Class A (2)	2,200	51
Seneca Foods, Class B (1)(2)	700	17

Unilever (GBP)	15,710	352
		7,880
Household Products 1.0%		
Colgate-Palmolive	73,600	4,441
Procter & Gamble	102,725	5,573
		10,014
Personal Products 0.0%		
Chattem (1)(2)	1,400	49
L'Oreal (EUR)	1,883	169
		218
Tobacco 0.6%		
Altria Group	79,350	5,741
		5,741
Total Consumer Staples		57,683
ENERGY 6.9%		
Energy Equipment & Services 3.2%		
Baker Hughes	135,200	11,668
FMC Technologies (2)	13,000	868
Grant Prideco (2)	15,800	759
Hanover Compressor (1)(2)	12,500	225
Hydril (1)(2)	2,900	217
Input/Output (1)(2)	8,600	83
Key Energy Services (1)(2)	2,600	44
Lone Star Technologies (1)(2)	3,100	150
Saipem (EUR)	32,753	779
Schlumberger	130,800	8,577
Seacor Holdings (1)(2)	6,600	538
Smith International	127,200	5,210
Superior Well Services (1)(2)	200	6
Transocean (2)	26,600	2,164
Union Drilling (2)	3,200	48

W-H Energy Services (2)	3,800	214
		31,550

Oil, Gas & Consumable Fuels 3.7%

Bill Barrett (1)(2)	9,600	308
BP (GBP)	56,689	669
BP ADR	77,394	5,472
Chevron	82,780	4,950
China Shenhua Energy (HKD)	227,500	390
CONSOL Energy	14,700	1,297
Eni S.p.A. (EUR)	57,147	1,729
EOG Resources	100	7
ExxonMobil	134,942	8,219
Forest Oil (2)	11,300	369
Foundation Coal Holdings	6,900	313
Marathon Oil	40,800	3,062
Mariner Energy (2)	9,792	167
Murphy Oil	32,900	1,735
Nippon Mining (JPY)	35,000	310
Nippon Oil (JPY)	36,000	266
Noble Energy	1,500	65
Oil Search (AUD)	104,479	324
Petroleo Brasileiro ADR, (1 ADR represents 1 preference share)	11,700	893
Royal Dutch Shell, Series B (GBP)	41,579	1,434
Royal Dutch Shell ADR, Class B	6,085	421
Statoil ASA (NOK) (1)	22,249	656
Total (EUR) (1)	23,478	1,535
Total ADR	29,800	1,943
		36,534
Total Energy		68,084

FINANCIALS 18.6%

Capital Markets 5.5%

Affiliated Managers Group (1)(2)	4,100	370

Ameriprise Financial	96,040	4,396
Charles Schwab	188,750	3,145
Close Brothers Group (GBP)	16,846	308
E*TRADE Financial (2)	112,700	2,735
Franklin Resources	51,300	4,615
Goldman Sachs	30,800	4,649
Investors Financial Services (1)	5,100	223
Legg Mason	38,550	3,698
Macquarie Bank (AUD) (1)	13,456	651
Marketaxess (1)(2)	6,700	73
Mellon Financial	118,000	4,269
Merrill Lynch	63,100	4,569
Morgan Stanley	18,200	1,085
Northern Trust	54,800	3,065
Penson Worldwide (2)	3,100	63
Piper Jaffray (1)(2)	6,200	392
State Street	119,300	7,409
TD Ameritrade Holding	99,200	1,686
UBS (CHF)	55,774	6,322
		53,723

Commercial Banks 3.5%

Allied Irish Banks (EUR)	14,604	351
Australia & New Zealand Banking (AUD)	51,114	1,022
Banca Intesa (EUR)	96,121	557
Banco Santander Central Hispano (EUR)	106,929	1,547
Bank of Fukuoka (JPY) (1)	60,000	440
Barclays (GBP)	173,539	2,013
BNP Paribas (EUR) (1)	14,886	1,390
Boston Private Financial (1)	5,200	156
Cascade Bancorp (1)	5,900	167
Chittenden	14,525	393
Citizens Banking (1)	12,200	325
DBS Group (SGD)	79,304	875
Dexia (EUR) (1)	14,657	360

EFG International (CHF) (2)	17,432	495
Fifth Third Bancorp	80,000	3,040
Foreningssparbanken (SEK)	21,300	557
Frontier Financial (1)	3,100	106
Glacier Bancorp (1)	8,642	253
Grupo Financiero Banorte (MXN)	345,832	830
HBOS (GBP)	39,485	676
Mitsubishi UFJ Financial (JPY)	139	1,915
NORDEA (SEK)	93,774	1,134
Pinnacle Financial Partners (1)(2)	3,700	104
Placer Sierra Bancshares (1)	2,800	67
Preferred Bank (1)	800	42
Prosperity Bancshares (1)	8,500	274
Provident Bankshares (1)	7,300	258
Royal Bank of Scotland (GBP)	65,698	2,122
S-E-Banken (SEK)	27,687	662
Sandy Spring Bancorp (1)	4,900	172
Signature Bank (2)	4,300	154
Societe Generale, Class A (EUR) (1)(2)	4,228	651
Sumitomo Trust & Banking (JPY)	142,000	1,380
Svenska Handelsbanken, Series A (SEK)	33,669	902
Texas Capital Bancshares (1)(2)	6,000	138
The Bank of Yokohama (JPY)	112,000	804
U.S. Bancorp	64,100	1,979
UniCredito Italiano (EUR)	152,609	1,166
Valley National Bancorp (1)	12,246	300
Wells Fargo	46,400	3,080
WestAmerica (1)	8,500	413
Westpac Bank (AUD)	52,123	907
		34,177

Consumer Finance 1.4%

American Express	152,900	8,311
Public Finance Holdings (HKD)	574,000	457

SLM Corporation	94,100	5,059
		13,827
Diversified Financial Services 1.9%		
Babcock & Brown (AUD)	44,532	678
Banca Italease (EUR)	12,569	651
Bank of America	64,000	3,098
Chicago Mercantile Exchange Holdings	1,800	794
Citigroup	163,503	8,061
ING Groep GDS (EUR) (1)	22,382	877
JP Morgan Chase	106,924	4,559
Ricoh Leasing (JPY)	10,700	313
		19,031
Insurance 4.9%		
AFLAC	11,100	520
American International Group	202,462	12,310
Aspen Insurance Holdings	9,000	195
Assured Guaranty	14,100	351
Aviva (GBP)	49,265	685
AXA (EUR) (1)	37,942	1,320
Bristol West Holdings (1)	8,500	143
CNP Assurances (EUR) (1)	6,612	657
Darwin Professional Underwriters (2)	1,200	23
Friends Provident (GBP)	196,865	654
Genworth Financial, Class A	90,000	3,014
Hartford Financial Services	35,300	3,104
Horace Mann Educators	9,200	154
Infinity Property & Casualty (1)	7,600	324
Insurance Australia (AUD) (1)	140,771	554
Markel (2)	800	270
Marsh & McLennan	375,100	10,514
Milano Assicurazioni (EUR)	60,233	460
Mitsui Sumitomo Insurance (JPY)	61,000	754
National Financial Partners (1)	2,700	121

Ohio Casualty	17,900	535
PartnerRe	3,800	233
Prudential Financial	30,900	2,353
QBE Insurance (AUD)	33,878	547
SAFECO	64,100	3,549
Selective Insurance (1)	3,100	169
St. Paul Travelers Companies	81,900	3,605
Swiss Life Holding (CHF) (2)	2,370	549
Toro Assicurazioni (EUR)	31,950	637
		48,304

Real Estate Investment Trusts (REITs) 0.7%

DiamondRock Hospitality	6,900	105
EastGroup Properties (1)	6,800	299
Equity Lifestyle Properties	2,600	112
Essex Property Trust	800	85
Federal Realty Investment Trust	17,700	1,210
Glenborough Realty Trust (1)	5,600	111
GPT Group, Equity Units (AUD)	180,998	555
Host Hotels & Resorts	24,304	488
LaSalle Hotel Properties	3,700	154
Mirvac Group (AUD) (1)	77,765	251
Parkway Properties (1)	3,200	126
PS Business Parks	4,100	218
Reckson Associates Realty	1,592	61
Simon Property Group	41,440	3,300
Washington SBI (1)	7,400	259
		7,334

Real Estate Management & Development 0.1%

China Overseas Land & Investment (HKD)	970,000	566
Wheelock (HKD)	97,000	168
		734

Thrifts & Mortgage Finance 0.6%

Bradford Bingley (GBP)	82,500	728

Countrywide Credit	25,100	961
Fannie Mae	50,400	2,507
First Niagara Financial (1)	17,700	249
Harbor Florida Bancshares (1)	11,200	412
Hypo Real Estate Holding (EUR) (1)	8,590	544
NewAlliance Bancshares (1)	21,200	298
		5,699
Total Financials		182,829

HEALTH CARE 11.4%

Biotechnology 1.7%

Actelion (CHF) (2)	2,137	249
Alexion Pharmaceutical (1)(2)	2,700	88
Alkermes (1)(2)	6,300	125
Amgen (2)	82,200	5,556
Amylin Pharmaceuticals (2)	4,700	213
Anadys Pharmaceuticals (2)	2,300	23
Cephalon (1)(2)	2,305	138
CSL Limited (AUD)	8,386	327
Cubist Pharmaceuticals (2)	7,300	173
CV Therapeutics (1)(2)	900	15
Cytogen (1)(2)	3,000	10
Cytokinetics (2)	2,300	16
deCode genetics (1)(2)	4,400	30
Genentech (2)	57,000	4,729
Gilead Sciences (2)	76,000	4,357
Incyte Genomics (1)(2)	9,400	39
InterMune (1)(2)	9,900	157
Martek Biosciences (1)(2)	5,200	132
Memory Pharmaceuticals (1)(2)	2,800	5
Myogen (1)(2)	4,100	128
Myriad Genetics (1)(2)	6,800	177
Neurocrine Biosciences (1)(2)	3,400	67
NPS Pharmaceuticals (1)(2)	2,300	13

ONYX Pharmaceuticals (1)(2)	1,700	34
Rigel Pharmaceuticals (1)(2)	4,400	43
Senomyx (1)(2)	4,500	72
Tercica (1)(2)	3,600	18
Theravance (1)(2)	1,200	29
Trimeris (1)(2)	3,800	41
Vertex Pharmaceuticals (1)(2)	10,716	370
		17,374
Health Care Equipment & Supplies 2.1%		
Alcon	11,900	1,286
American Medical Systems (1)(2)	8,000	158
Analogic	3,300	189
Baxter International	110,500	4,166
Boston Scientific (2)	125,000	2,585
DJO (1)(2)	5,300	203
Edwards Lifesciences (2)	4,500	200
Elekta, Series B (SEK) (1)	24,459	390
Greatbatch (1)(2)	5,100	116
Integra LifeSciences (1)(2)	9,300	357
Medtronic	96,200	4,857
Northstar Neuroscience (2)	2,300	31
NuVasive (1)(2)	4,800	79
ResMed (1)(2)	14,800	673
St. Jude Medical (2)	60,300	2,056
Stereotaxis (1)(2)	1,900	19
Steris	7,300	166
Stryker	58,400	2,564
Thoratec (1)(2)	9,800	139
Wright Medical Group (1)(2)	8,500	192
		20,426
Health Care Providers & Services 3.3%		
Aetna	21,700	835
Alliance UniChem (GBP)	20,116	349

AMERIGROUP (2)	6,500	186
AmerisourceBergen	85,200	3,714
Cardinal Health	28,600	1,914
Caremark RX (2)	103,100	4,946
Celesio (EUR)	5,273	506
Healthspring (2)	4,300	72
Henry Schein (2)	9,200	424
Humana (2)	37,300	1,888
LifePoint Hospitals (2)	9,500	336
Odyssey Healthcare (1)(2)	1,900	31
Quest Diagnostics	46,600	2,597
Sunrise Senior Living (1)(2)	20,300	680
Symbion (1)(2)	7,000	154
United Surgical Partners International (1)(2)	12,050	375
UnitedHealth Group	203,200	8,933
Visicu (2)	300	5
VistaCare, Class A (1)(2)	3,600	50
WellPoint (2)	61,000	4,366
		32,361
Life Sciences Tools & Services 0.0%		
Exelixis (1)(2)	6,900	75
Nektar Therapeutics (1)(2)	1,300	26
		101
Pharmaceuticals 4.3%		
Alexza Pharmaceuticals (2)	1,700	14
Allergan	8,800	834
Astellas Pharma (JPY)	7,600	302
Atherogenics (1)(2)	6,900	92
Eisai (JPY) (1)	10,000	458
GlaxoSmithKline (GBP)	46,771	1,296
GlaxoSmithKline ADR (1)	26,400	1,460
Inspire Pharmaceuticals (1)(2)	8,900	43
Johnson & Johnson	50,500	3,041

Kobayashi Pharmaceutical (JPY) (1)	7,500	314
Medicines Company (2)	4,400	81
Medicis Pharmaceutical, Class A (1)	4,000	119
Merck	229,500	7,640
Novartis (CHF) (1)	67,605	3,756
Noven Pharmaceuticals (1)(2)	7,200	126
Pfizer	121,232	2,868
Roche Holding (CHF) (1)	10,800	1,685
Sanofi-Aventis (EUR) (1)	22,471	2,121
Schering-Plough	197,200	3,759
Sepracor (1)(2)	50,300	2,604
Takeda Chemical Industries (JPY)	11,500	750
Teva Pharmaceutical ADR (1)	23,000	838
Wyeth	179,860	8,227
		42,428
Total Health Care		112,690

INDUSTRIALS & BUSINESS SERVICES 10.2%

Aerospace & Defense 1.4%

Argon (1)(2)	3,100	88
Armor Holdings (2)	8,200	468
General Dynamics	45,000	2,864
Honeywell International	68,200	2,809
Lockheed Martin	57,300	4,154
Moog, Class A (2)	7,400	257
Qinetiq (GBP) (2)	78,700	251
Rockwell Collins	22,600	1,234
Rolls-Royce (GBP) (2)	59,554	461
Rolls-Royce, Class B (GBP)	3,564,465	7
Teledyne Technologies (2)	7,400	253
United Technologies	20,700	1,294
		14,140

Air Freight & Logistics 0.2%

EGL (2)	8,800	397
Pacer International (1)	2,300	68
UPS, Class B	18,200	1,466
UTi Worldwide	8,100	220
		2,151

Airlines 0.1%

All Nippon Airways (JPY)	88,000	327
British Airways (GBP) (2)	44,532	284
Frontier Airlines (1)(2)	5,200	32
Midwest Air Group (1)(2)	3,000	13
Qantas Airways (AUD)	62,454	148
		804

Building Products 0.0%

Nichias (JPY)	35,000	256
Trex (1)(2)	2,700	73
		329

Commercial Services & Supplies 1.1%

Angelica (1)	5,100	98
Cintas	23,200	983
Consolidated Graphics (2)	3,500	178
Downer EDI (AUD)	57,371	367
G & K Services, Class A	7,400	286
Herman Miller	12,200	356
Kforce (2)	10,700	163
LECG (1)(2)	8,100	142
Multi-Color (1)	2,100	61
Pike Electric (1)(2)	5,200	102
R.R. Donnelley	85,700	2,758
Resources Global Professionals (1)(2)	11,100	283
Ritchie Bros Auctioneers	5,600	330
Synagro Technologies	16,600	75

Waste Connections (2)	7,600	292
Waste Management	120,343	4,407
West Corporation (2)	2,300	112
		10,993
Construction & Engineering 0.3%		
Acciona (EUR) (1)	11,070	1,790
Insituform Technologies (1)(2)	5,700	146
JGC (JPY) (1)	23,000	347
NCC AB, Series B (SEK)	33,045	767
		3,050
Electrical Equipment 0.2%		
A.O. Smith (1)	12,500	549
Baldor Electric	12,600	375
Mitsubishi Electric (JPY)	33,000	271
Sumitomo Electric Industries (JPY)	24,300	351
Woodward Governor	2,100	67
		1,613
Industrial Conglomerates 2.8%		
DCC (EUR)	40,970	963
GE	579,500	19,854
Hutchison Whampoa (HKD)	36,200	330
Orkla (NOK) (1)	13,000	644
Sembcorp (SGD)	313,020	597
Tomkins (GBP)	87,847	464
Tyco International	169,700	4,600
		27,452
Machinery 2.7%		
3-D Systems (1)(2)	1,100	22
Accuride (1)(2)	10,400	119
Actuant, Class A (1)	6,980	412
Cargotec (EUR)	21,540	986
Cascade (1)	3,400	128

Danaher	141,900	9,097
Deere	101,000	8,646
ESCO Electronics (1)(2)	4,100	210
Fanuc (JPY)	7,000	627
Glory (JPY)	14,000	289
Graco	7,750	356
Harsco	6,700	543
IDEX	2,700	130
Illinois Tool Works	62,600	3,108
Lindsay Manufacturing (1)	7,900	174
RBC Bearings (2)	7,800	195
SKF, Series B (SEK)	32,260	512
Toro	13,300	642
		26,196
Marine 0.1%		
Nippon Yusen (JPY) (1)	89,000	582
		582
Road & Rail 1.1%		
Arriva (GBP)	45,630	460
Burlington Northern Santa Fe	54,100	4,188
Heartland Express (1)	3,945	67
Knight Transportation (1)	15,675	298
Norfolk Southern	82,300	4,342
Ryder System	2,200	119
Union Pacific	12,000	1,114
		10,588
Trading Companies & Distributors 0.2%		
Electro Rent (1)(2)	4,300	71
H & E Equipment Services (2)	700	21
Interline Brands (2)	8,500	207
Mitsubishi (JPY)	42,300	907
NuCo2 (1)(2)	5,200	139
Sumitomo (JPY)	40,000	527

Transdigm Group (2)	1,600	40
Univar (EUR)	9,226	426
		2,338
Transportation Infrastructure 0.0%		
Hopewell Holdings (HKD)	103,000	280
Macquarie Infrastructure, Equity Units (AUD)	71,809	184
		464
Total Industrials & Business Services		100,700
INFORMATION TECHNOLOGY 13.6%		
Communications Equipment 3.0%		
ADTRAN	8,100	204
Belden CDT (1)	9,100	290
Cisco Systems (2)	264,300	5,201
Corning (2)	429,800	10,423
Juniper Networks (2)	91,500	1,457
LM Ericsson (SEK)	481,100	1,542
Lucent Technologies (1)(2)	1,152,900	2,940
Nokia (EUR)	81,378	1,749
Nokia ADR	199,100	4,275
Packeteer (1)(2)	2,700	31
QUALCOMM	35,000	1,582
Tekelec (1)(2)	3,800	55
		29,749
Computers & Peripherals 0.8%		
Acer (TWD)	40,000	65
Apple Computer (2)	20,300	1,213
Dell (2)	96,200	2,442
EMC (2)	243,800	3,121
Emulex (2)	8,000	142
Hitachi Maxell (JPY)	20,700	280

Synaptics (1)(2)	3,800	90
		7,353

Electronic Equipment & Instruments 0.2%

Cogent (1)(2)	2,300	36
DTS (1)(2)	4,400	83
Global Imaging Systems (1)(2)	6,600	270
Hamamatsu Photonics (JPY) (1)	12,000	395
HOYA (JPY)	9,500	367
KEMET (2)	12,300	118
Littelfuse (2)	6,400	224
Mercury Computer Systems (1)(2)	3,800	62
Methode Electronics (1)	9,600	91
MTS Systems (1)	1,800	75
National Instruments	4,500	126
Newport (2)	6,500	107
Orbotech (2)	5,000	126
Plexus (2)	3,300	130
Scansource (2)	1,200	71
		2,281

Internet Software & Services 1.4%

24/7 Media (1)(2)	10,800	90
Bankrate (2)	1,400	64
CNET Networks (2)	17,500	153
Digital Insight (2)	4,600	149
Digital River (1)(2)	3,900	172
Digitas (1)(2)	6,700	87
eBay (2)	68,500	2,248
Google, Class A (2)	16,100	5,986
Monster Worldwide (2)	8,600	420
Websense (2)	6,000	133
WebSideStory (2)	1,600	22
Yahoo! (2)	139,200	4,397
		13,921

IT Services 2.0%		
Automatic Data Processing	98,000	4,456
BISYS Group (2)	8,400	124
CACI International, Class A (2)	5,500	335
First Data	259,740	11,977
Global Payments	9,000	419
Heartland Payment Systems (1)(2)	2,400	64
Iron Mountain (2)	6,525	241
Logica (GBP)	70,569	228
Maximus	5,400	172
MPS Group (2)	20,200	304
Paychex	21,700	797
RightNow Technologies (1)(2)	9,400	153
Trans Cosmos (JPY) (1)	16,200	341
		19,611
Office Electronics 0.1%		
Canon (JPY)	11,700	817
Neopost (EUR)	3,464	372
		1,189
Semiconductor & Semiconductor Equipment 3.4%		
AMIS Holdings (1)(2)	5,300	52
Analog Devices	76,800	2,590
Applied Materials	116,800	1,975
Atheros Communications (2)	2,500	55
ATMI (1)(2)	2,600	68
Brooks-Pri Automation (1)(2)	8,400	101
Cabot Microelectronics (1)(2)	3,500	101
Conexant Systems (1)(2)	35,300	103
Credence Systems (1)(2)	11,000	50
Cymer (2)	6,100	283
Entegris (2)	27,039	262
Exar (1)(2)	8,500	112
FEI (1)(2)	5,800	136

Intel	292,400	5,269
Lattice Semiconductor (1)(2)	16,500	100
Linear Technology	82,000	2,768
Marvell Technology Group (2)	67,000	3,194
Maxim Integrated Products	149,400	4,591
Microsemi (1)(2)	1,700	41
MKS Instruments (1)(2)	8,800	192
PDF Solutions (1)(2)	10,000	133
Power Integrations (1)(2)	6,400	113
Semtech (2)	13,500	226
Silicon Laboratories (2)	4,800	187
Texas Instruments	206,600	6,452
Tokyo Electron (JPY) (1)	9,200	654
Virage Logic (1)(2)	3,100	30
Xilinx	142,500	3,705
		33,543

Software 2.7%

Adobe Systems (2)	47,800	1,369
Altiris (2)	5,100	89
Bottomline Technologies (1)(2)	5,700	57
Catapult Communications (2)	3,200	39
FactSet Research Systems (1)	8,250	370
FileNet (1)(2)	11,300	294
Hyperion Solutions (2)	5,600	161
Internet Security Systems (2)	6,900	141
Intuit (2)	41,200	2,278
Jack Henry & Associates (1)	21,500	403
Kronos (2)	6,650	266
Microsoft	700,300	15,862
Motive (1)(2)	6,500	23
NetIQ (2)	10,464	127
Open Solutions (1)(2)	3,200	89
Oracle (2)	233,000	3,313
Progress Software (2)	6,600	154

Quest Software (2)	11,800	164
Red Hat (1)(2)	6,300	165
RSA Security (2)	11,100	167
SPSS (2)	4,100	152
THQ (2)	7,400	173
TomTom (EUR) (2)	8,820	392
Trend Micro (JPY) (1)	5,000	174
Wind River Systems (2)	9,000	85
		26,507
Total Information Technology		134,154

MATERIALS 5.0%

Chemicals 2.1%

Airgas	12,700	486
Arch Chemicals	9,200	320
Asahi Kasei (JPY)	37,000	240
BASF (EUR)	6,785	553
Dow Chemical	71,100	2,835
DuPont	142,061	6,042
Ferro (1)	8,400	148
Koninklijke DSM (EUR)	10,999	467
MacDermid	7,000	218
Material Sciences (2)	5,700	63
Minerals Technologies (1)	5,000	292
Mitsubishi Gas Chemical (JPY)	71,000	876
Mitsui Chemicals (JPY) (1)	32,000	227
Monsanto	42,800	3,602
Potash Corp. of Saskatchewan	47,100	4,300
Sumitomo Bakelite (JPY) (1)	24,000	228
Symyx Technologies (1)(2)	3,600	96
Wacker Chemie (EUR) (2)	2,300	268
		21,261

Construction Materials 0.1%		
Boral (AUD)	76,245	525
Cemex (MXN)	71,602	409
Holcim (CHF) (1)	4,358	342
		1,276
Containers & Packaging 0.0%		
Chesapeake Corp. (1)	5,800	79
Smurfit-Stone Container (2)	1,400	17
		96
Metals & Mining 2.2%		
Anglo American (GBP)	31,890	1,286
BHP Billiton (AUD)	97,900	2,116
BlueScope Steel (AUD) (1)	127,865	739
Corus Group (GBP)	111,940	817
Gibraltar Industries (1)	4,050	113
Lihir Gold (AUD) (2)	60,540	134
Meridian Gold (2)	13,000	406
Nippon Steel (JPY)	227,000	859
Nucor	39,000	4,106
Phelps Dodge	91,200	7,815
Sims Group (AUD)	49,642	700
SSAB Svenskt Stal, Series A (SEK)	30,384	1,734
ThyssenKrupp (EUR)	16,290	560
		21,385
Paper & Forest Products 0.6%		
Buckeye Technologies (1)(2)	6,600	51
International Paper	105,000	3,568
Weyerhaeuser	30,700	1,964
		5,583
Total Materials		49,601

TELECOMMUNICATION SERVICES 1.9%

Diversified Telecommunication Services 0.5%

Embarq (2)	5,265	219
Ntelos (1)(2)	3,300	46
Premiere Global Services (1)(2)	7,100	53
Telefonica (EUR) (1)	63,773	1,045
Telenor ASA (NOK)	50,900	644
TeliaSonera (SEK)	126,000	767
Telus (Non-voting shares)	51,500	2,083
Time Warner Telecom, Class A (1)(2)	10,100	154
		5,011

Wireless Telecommunication Services 1.4%

America Movil ADR, Series L	87,600	2,861
American Tower Systems, Class A (2)	97,500	3,020
Bouygues (EUR) (1)	17,267	940
KDDI (JPY) (1)	121	767
Rogers Communications, Class B	27,600	1,152
SBA Communications (2)	3,100	71
Sprint Nextel	105,300	2,233
Starhub (SGD)	231,000	315
Vodafone ADR	80,100	1,842
		13,201
Total Telecommunication Services		18,212

UTILITIES 1.7%

Electric Utilities 0.9%

Cleco	6,100	135
E.ON AG (EUR)	20,026	2,314
El Paso Electric (2)	5,200	100
Empire District Electronics (1)	3,600	78
Exelon	45,550	2,579
FirstEnergy	46,719	2,449

HEALTH CARE 0.1%

Health Care Equipment & Supplies 0.1%

Fresenius (EUR) (1)	3,019	493
Total Health Care		493
Total Preferred Stocks (Cost $450)		829

CORPORATE BONDS 2.3%

ABN AMRO, 7.125%, 6/18/07	150,000	153
ACE INA Holdings, 5.875%, 6/15/14	100,000	98
Alabama Power, 5.40%, 8/25/09 (4)	175,000	176
Alcan Aluminum, 5.00%, 6/1/15	180,000	167
Amerada Hess, 7.875%, 10/1/29	65,000	73
America Movil, 6.375%, 3/1/35	100,000	90
American General Finance, 5.40%, 12/1/15	180,000	172
Amgen, 4.00%, 11/18/09	140,000	134
Appalachian Power, 6.375%, 4/1/36	90,000	86
Archstone-Smith Operating Trust, 5.25%, 5/1/15	115,000	109
AT&T Broadband, 8.375%, 3/15/13	225,000	251
Atmos Energy, 4.00%, 10/15/09	120,000	113
Avalonbay Communities, 6.125%, 11/1/12	110,000	111
Baker Hughes, 6.875%, 1/15/29	110,000	119
Bank of America, 4.875%, 9/15/12	190,000	182
Bank of America Capital Trust, 5.625%, 3/8/35	125,000	109
Bank One, 5.25%, 1/30/13	155,000	150
BB&T Capital Trust II, 6.75%, 6/7/36	230,000	229
BHP Finance, 4.80%, 4/15/13	215,000	203
Black Hills, 6.50%, 5/15/13	90,000	90
Boardwalk Pipelines, 5.50%, 2/1/17	30,000	28
Bunge Limited Finance, 4.375%, 12/15/08	115,000	111

Canadian National Railway, 6.25%, 8/1/34	130,000	130
Capital One Bank, 6.50%, 6/13/13	200,000	206
CE Electric UK Funding, 6.995%, 12/30/07 (3)	90,000	91
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	175,000	162
Centerpoint Energy, 7.25%, 9/1/10	75,000	79
Centex, 5.45%, 8/15/12	130,000	124
Cisco Systems, 5.25%, 2/22/11	155,000	153
CIT Group, 6.00%, 4/1/36	110,000	101
Citigroup, 5.00%, 9/15/14	200,000	188
Citigroup, 5.30%, 1/7/16	150,000	144
Comcast, 4.95%, 6/15/16	90,000	81
Comcast, 6.50%, 11/15/35	80,000	75
ConocoPhillips, 5.90%, 10/15/32	130,000	125
Countrywide Financial, 6.25%, 5/15/16	230,000	228
Cox Communications, 7.75%, 11/1/10	200,000	213
DaimlerChrysler, 6.50%, 11/15/13	125,000	126
Deutsche Telekom, 5.75%, 3/23/16	120,000	114
Developers Diversified Realty, 3.875%, 1/30/09	85,000	81
Devon Financing, 6.875%, 9/30/11	170,000	178
Diamond Offshore Drilling, 4.875%, 7/1/15	85,000	79
Diamond Offshore Drilling, 5.15%, 9/1/14	65,000	62
Dow Chemical, 6.125%, 2/1/11	70,000	71
DR Horton, 5.625%, 9/15/14	170,000	157
Duke Capital, 6.25%, 2/15/13	150,000	153
Dun & Bradstreet, 5.50%, 3/15/11	85,000	84
El Paso Electric, 6.00%, 5/15/35	145,000	130
Encana Holdings Finance, 5.80%, 5/1/14	125,000	123
Enterprise Products Operations, 4.95%, 6/1/10	200,000	192
ERAC USA Finance Company, 5.60%, 5/1/15 (3)	305,000	289
Exelon Generation, 5.35%, 1/15/14	165,000	158

First Union, 6.40%, 4/1/08	40,000	41
FirstEnergy, 6.45%, 11/15/11	130,000	133
Florida Power & Light, 6.20%, 6/1/36 (3)	60,000	60
Ford Motor Credit, 5.80%, 1/12/09	245,000	222
Ford Motor Credit, 6.12%, 11/16/06 (4)	60,000	60
Fortune Brands, 5.125%, 1/15/11	95,000	93
France Telecom, 7.75%, 3/1/11 (5)	100,000	108
Franklin Resources, 3.70%, 4/15/08	30,000	29
Fund American Companies, 5.875%, 5/15/13	115,000	111
Genentech, 4.75%, 7/15/15	100,000	92
General Electric Capital, 5.875%, 2/15/12	325,000	329
General Electric Capital, 6.00%, 6/15/12	520,000	529
Genworth Financial, 5.75%, 6/15/14	115,000	113
Goldman Sachs Capital I, 6.345%, 2/15/34	340,000	318
GTECH Holdings, 4.50%, 12/1/09	155,000	151
Halliburton, 5.50%, 10/15/10	190,000	189
Harrah's Operating, 5.50%, 7/1/10	135,000	132
Hartford Financial Services, 4.75%, 3/1/14	170,000	157
HBOS, 6.00%, 11/1/33 (3)	100,000	96
Highmark, 6.80%, 8/15/13 (3)	90,000	92
Home Depot, 5.40%, 3/1/16	160,000	154
HSBC Finance, 5.00%, 6/30/15	150,000	139
HSBC Finance, 5.50%, 1/19/16	300,000	287
HSBC Holdings, 6.50%, 5/2/36	100,000	99
Huntington National Bank, 4.375%, 1/15/10	120,000	115
Hutchison Whampoa International, 6.25%, 1/24/14 (3)	210,000	211
Inter-American Development Bank, 5.75%, 6/15/11 (AUD)	725,000	539
International Lease Finance Corporation, 5.45%, 3/24/11	160,000	157
International Speedway, 4.20%, 4/15/09	55,000	53
iStar Financial, 5.125%, 4/1/11	85,000	82

J.C. Penney, 7.375%, 8/15/08	70,000	72
Jefferies Group, 6.25%, 1/15/36	115,000	106
John Deere Capital, 7.00%, 3/15/12	90,000	95
Kinder Morgan Finance, 5.70%, 1/5/16	175,000	155
Kraft Foods, 5.625%, 11/1/11	110,000	109
Kroger, 8.05%, 2/1/10	120,000	128
Legg Mason, 6.75%, 7/2/08	65,000	67
Lehman Brothers Holdings, 3.50%, 8/7/08	170,000	163
Lennar, 5.60%, 5/31/15	175,000	162
Marsh & McLennan Companies, 5.375%, 7/15/14	180,000	169
MBNA America Bank, 4.625%, 8/3/09	125,000	122
McCormick & Co., 5.20%, 12/15/15	135,000	129
MDC Holdings, 5.50%, 5/15/13	160,000	147
Medtronic, 4.75%, 9/15/15	185,000	170
Merrill Lynch & Co., 6.05%, 5/16/16	285,000	284
MetLife, 6.125%, 12/1/11	120,000	122
MidAmerican Energy, 6.125%, 4/1/36 (3)	130,000	123
Mizuho Capital Markets, 6.686%, 12/31/49 (3)	56,000	54
MUFG Capital Finance, 6.346%, 7/29/49	100,000	98
National Gas, 6.05%, 1/15/36 (3)	100,000	91
Nationwide Financial Services, 5.90%, 7/1/12	115,000	115
Nationwide Mutual Insurance, 6.60%, 4/15/34 (3)	65,000	60
Newmont Mining, 5.875%, 4/1/35	70,000	62
News America, 6.20%, 12/15/34	170,000	153
News America, 6.40%, 12/15/35 (3)	155,000	142
Nextel Communications, 6.875%, 10/31/13	95,000	97
Nextel Communications, 7.375%, 8/1/15	70,000	72
NLV Financial, 7.50%, 8/15/33 (3)	70,000	71
Noranda, 6.20%, 6/15/35	75,000	65
Norfolk Southern, 6.00%, 4/30/08	190,000	191

Northern Trust, 4.60%, 2/1/13	50,000	47
Northrop Grumman, 7.125%, 2/15/11	145,000	153
NVR, 5.00%, 6/15/10	55,000	52
Oracle, 5.00%, 1/15/11 (3)	170,000	165
Pacific Gas & Electric, 6.05%, 3/1/34	95,000	89
Panhandle Eastern Pipeline, 4.80%, 8/15/08	45,000	44
Pemex Project Funding Master Trust, 6.21%, 6/15/10 (3)(4)	120,000	123
Pemex Project Funding Master Trust, 6.625%, 6/15/35 (3)	160,000	145
Petro-Canada, 5.95%, 5/15/35	120,000	110
Pitney Bowes, 4.625%, 10/1/12	225,000	211
PPL Capital Funding, 4.33%, 3/1/09	120,000	116
Praxair, 2.75%, 6/15/08	100,000	95
Principal Life Global Funding, 5.125%, 10/15/13 (3)	110,000	105
Procter & Gamble, 4.95%, 8/15/14	200,000	190
Progress Energy, 5.625%, 1/15/16	160,000	154
Public Service New Mexico, 4.40%, 9/15/08	95,000	92
Pulte Homes, 5.20%, 2/15/15	175,000	158
Reckson Operating Partnership, 6.00%, 3/31/16	105,000	102
Residential Capital, 6.125%, 11/21/08	95,000	94
Rogers Cable, 5.50%, 3/15/14	100,000	90
SBC Communications, 5.10%, 9/15/14	115,000	107
SBC Communications, 5.30%, 11/15/10	100,000	98
SBC Communications, 6.45%, 6/15/34	220,000	209
Sealed Air, 5.375%, 4/15/08 (3)	90,000	89
Security Benefit Life Insurance, 7.45%, 10/1/33 (3)	45,000	48
Simon Property Group, 3.75%, 1/30/09	110,000	105
SLM Corporation, 5.11%, 4/1/09 (4)	90,000	87
SLM Corporation, 5.30%, 1/26/09 (4)	125,000	125
Southern California Edison, 4.65%, 4/1/15	175,000	160
Southern California Gas, 5.75%, 11/15/35	210,000	198

Sprint Capital, 6.875%, 11/15/28	170,000	172
Target, 4.00%, 6/15/13	180,000	163
Telecom Italia Capital, 5.25%, 11/15/13	215,000	201
Telefonos de Mexico, 5.50%, 1/27/15	80,000	75
Telus, 8.00%, 6/1/11	160,000	175
Teva Pharmaceutical, 5.55%, 2/1/16	70,000	66
Time Warner Entertainment, 7.25%, 9/1/08	140,000	144
Time Warner Entertainment, 8.375%, 3/15/23	80,000	89
Transamerica Capital II, 7.65%, 12/1/26 (3)	55,000	59
Transatlantic Holdings, 5.75%, 12/14/15	125,000	120
Tyco International, 6.375%, 10/15/11	180,000	184
U.S. Bancorp, 4.50%, 7/29/10	175,000	168
United Technologies, 5.40%, 5/1/35	75,000	67
UnitedHealth Group, 5.25%, 3/15/11	125,000	122
Valero Energy, 3.50%, 4/1/09	270,000	255
Verizon Communications, 5.55%, 2/15/16	275,000	259
Verizon Global Funding, 7.75%, 12/1/30	85,000	91
Viacom, 5.75%, 4/30/11 (3)	105,000	103
Virginia Electric & Power, 6.00%, 1/15/36	145,000	134
Wachovia Bank, 4.875%, 2/1/15	225,000	209
Wachovia Corporation, 5.50%, 8/1/35	75,000	66
Wal-Mart Stores, 5.25%, 9/1/35	140,000	121
Webster Financial, 5.125%, 4/15/14	115,000	108
Wellpoint, 5.00%, 1/15/11	95,000	92
Wells Fargo, 4.875%, 1/12/11	160,000	155
Westar Energy, 5.10%, 7/15/20	70,000	63
WM Wrigley, 4.65%, 7/15/15	50,000	46
WPD Holdings, 6.875%, 12/15/07 (3)	65,000	66
XTO Energy, 5.65%, 4/1/16	95,000	91

Yum! Brands, 7.70%, 7/1/12	95,000	103
Total Corporate Bonds (Cost $23,712)		22,864

ASSET-BACKED SECURITIES 0.5%

Americredit Automobile Receivable Trust Series 2006-RM, Class A3, 5.53%, 1/6/14	450,000	449
Capital Auto Receivables Asset Trust Series 2006-1, Class B, 5.26%, 10/15/10	210,000	207
Capital One Multi-Asset Execution Trust Series 2004-A8, Class A8, 5.211%, 8/15/14 (4)	375,000	376
Chase Funding Mortgage Loan Series 2002-2, Class 1M1, 5.599%, 9/25/31	21,296	21
Credit-Based Asset Services & Securitization Series 2005-CB5, Class AF2, 4.831%, 8/25/35 (4)	425,000	415
Credit-Based Asset Services & Securitization Series 2006-CB3, Class AV3, 5.129%, 3/25/36 (4)	525,000	526
Detroit Edison Securitization Funding Series 2001-1, Class A5, 6.42%, 3/1/15	300,000	313
GE Equipment Small Ticket Series 2005-1A, Class A4, 4.51%, 12/22/14 (3)	225,000	219
Hyundai Auto Receivables Trust Series 2006-A, Class A4, 5.26%, 11/15/12	250,000	249
Marriott Vacation Club Owner Trust Series 2006-1A, Class A, 5.737%, 4/20/28 (3)	275,000	275
MBNA Credit Card Master Note Trust Series 2005-A3, Class A3, 4.10%, 10/15/12	325,000	310
Morgan Stanley ABS Capital I Series 2006-HE4, Class A3, 5.23%, 6/25/36 (4)	185,000	185
New Century Home Equity Loan Trust Series 2005-A, Class A6, 4.954%, 8/25/35 (4)	520,000	493
New Century Home Equity Loan Trust Series 2005-A, Class M2, 5.344%, 8/25/35 (4)	130,000	123
Peco Energy Transition Trust Series 2001-A, Class A1, 6.52%, 12/31/10	275,000	285
PSE&G Transition Funding Series 2001-1, Class A6, 6.61%, 6/15/15	150,000	158

Reliant Energy Transition Bond Series 2001-1, Class A4, 5.63%, 9/15/15	175,000	174
Residential Asset Securities Series 2006-KS3, Class AI3, 5.129%, 4/25/36 (4)	300,000	300
Triad Auto Receivables Owner Trust Series 2006-B, Class A4, 5.52%, 11/12/12	350,000	350
Total Asset-Backed Securities (Cost $5,501)		5,428

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.1%

Banc of America Commercial Mortgage Series 2003-1, Class A2, CMO, 4.648%, 9/11/36	400,000	376
Bank of America Mortgage Securities Series 2003-L, Class 2A2, CMO, 4.262%, 1/25/34 (4)	247,635	240
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, 4.116%, 2/25/34 (4)	138,093	134
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, 4.199%, 5/25/34 (4)	89,439	87
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, 4.752%, 9/25/34 (4)	80,199	78
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, 4.927%, 10/25/34 (4)	90,814	88
Bank of America Mortgage Securities Series 2005-A, Class 2A2, CMO, 4.459%, 2/25/35 (4)	772,432	750
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, 5.105%, 11/25/35 (4)	375,838	369
Bear Steams Commercial Mortgage Securities Series 2004-T14, Class A2, CMO, 4.17%, 1/12/41	575,000	554
Bear Steams Commercial Mortgage Securities Series 2005-PW10, Class A1, CMO, 5.085%, 12/11/40	523,910	518
Bear Steams Commercial Mortgage Securities Series 2005-PWR8, Class A4, CMO, 4.674%, 6/11/41	225,000	207
Bear Steams Commercial Mortgage Securities Series 2005-PWR9, Class AAB, CMO, 4.804%, 9/15/42	300,000	285
Bear Steams Commercial Mortgage Securities Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42	170,676	166

Bear Steams Commercial Mortgage Securities Series 2005-T20, Class A1, CMO, 4.94%, 10/12/42	303,030	299
Citigroup Commercial Mortgage Trust Series 2004-C2, Class A1, CMO, 3.787%, 10/15/41	130,361	127
Citigroup Mortgage Loan Trust Series 2006-AR1, Class 2A1, 4.70%, 8/27/35 (4)	512,681	498
Citigroup Mortgage Loan Trust Series 2006-AR2, Class 1AB, 5.591%, 3/25/36	197,481	195
Citigroup/Deutsche Bank Commerical Mortgage Series 2005-C1, Class AJ, CMO, 5.226%, 7/15/44 (4)	275,000	262
Commercial Mortgage Series 2005-LP5, Class A1, CMO, PTC, 4.235%, 5/10/43	164,036	160
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32	200,000	208
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO, 6.531%, 3/15/11	225,000	233
GE Capital Commercial Mortgage Series 2005-C4, Class A1, CMO, 5.082%, 11/10/45	331,353	328
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2, CMO, 6.70%, 4/15/34	275,000	286
Greenwich Capital Commercial Funding Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36	168,889	165
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB, CMO, 4.619%, 8/10/42 (4)	85,000	80
JP Morgan Chase Commercial Mortgage Securities Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35	640,286	646
JP Morgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	260,000	265
JP Morgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, 4.824%, 10/15/42 (4)	475,000	452
JP Morgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, CMO, 5.481%, 12/12/44	650,000	633
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A1, CMO, 3.636%, 11/15/27	494,459	477
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO, 3.246%, 3/15/29	300,000	283

LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A2, CMO, 4.567%, 5/15/29 (4)	275,000	268
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4, CMO, 4.742%, 2/15/30	200,000	186
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, CMO, 5.156%, 2/15/31	500,000	476
Washington Mutual Mortgage Securities Series 2004-AR1, Class A, CMO, 4.229%, 3/25/34 (4)	110,498	106
Total Non-U.S. Government Mortgage-Backed Securities (Cost $10,847)		10,485

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 4.2%

U.S. Government Agency Obligations 3.9% (6)

Federal Home Loan Mortgage		
4.50%, 11/1/18 - 8/1/35	1,758,120	1,619
5.00%, 12/1/08 - 11/1/35	1,651,325	1,569
5.50%, 3/1/18 - 12/1/33	1,163,014	1,146
6.00%, 10/1/16 - 9/1/34	1,398,616	1,391
6.50%, 3/1/32 - 9/1/32	968,215	982
7.00%, 11/1/30 - 6/1/32	26,600	27
ARM		
4.526%, 9/1/32	28,936	28
4.547%, 9/1/35	269,719	258
4.718%, 8/1/35	218,003	210
4.788%, 7/1/35	72,509	72
5.055%, 11/1/35	154,090	151
5.428%, 1/1/36	77,963	77
CMO		
4.50%, 3/15/16	600,000	575
5.00%, 10/15/27 - 11/15/27	600,000	583
5.50%, 8/15/16 - 4/15/28	978,777	960
6.00%, 6/15/35	250,000	250

CMO, IO		
4.50%, 7/15/11 - 5/15/16	578,000	43
Federal National Mortgage Assn.		
4.50%, 5/1/18 - 8/1/35	2,447,852	2,281
5.00%, 5/1/19 - 8/1/35	4,316,029	4,079
5.50%, 1/1/17 - 1/1/36	10,050,384	9,732
6.00%, 9/1/19 - 1/1/36	8,225,525	8,151
6.50%, 5/1/17 - 12/1/32	551,665	559
ARM		
4.67%, 9/1/35	261,348	253
4.794%, 11/1/35	265,746	263
4.824%, 6/1/35	162,404	160
5.324%, 12/1/35	129,948	128
5.375%, 12/1/35	162,110	161
5.524%, 12/1/35	243,537	241
5.687%, 12/1/35	81,039	81
5.689%, 1/1/36	648,897	645
CMO		
3.50%, 4/25/13	175,000	170
5.00%, 3/25/15	350,000	345
5.50%, 5/25/27	411,937	409
CMO, IO		
5.50%, 11/25/28	42,512	3
6.50%, 2/1/32	33,837	9
TBA		
6.00%, 1/1/19	525,000	528
		38,139
U.S. Government Obligations 0.3%		
Government National Mortgage Assn.		
4.50%, 2/20/35	61,226	56

5.00%, 7/15/33 - 10/20/33	1,964,830	1,873
5.50%, 7/15/33	327,698	320
6.00%, 5/15/26 - 1/20/35	304,732	304
6.50%, 3/15/26 - 9/20/34	55,735	57
7.00%, 3/15/13 - 2/15/30	44,565	46
7.50%, 10/15/22	1,637	2
8.00%, 1/15/22 - 10/20/25	32,365	34
CMO		
2.946%, 3/16/19	145,000	137
		2,829
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $42,449)		40,968

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.6%

U.S. Government Agency Obligations 0.6% (6)

Federal Home Loan Bank, 5.75%, 5/15/12 (1)	555,000	564
Federal Home Loan Mortgage, 4.625%, 2/15/07 (EUR)	470,000	609
Federal Home Loan Mortgage, 5.00%, 7/15/14 (1)	450,000	438
Federal National Mortgage Assn., 3.25%, 8/15/08 (1)	1,265,000	1,211
Federal National Mortgage Assn., 4.375%, 9/15/12 (1)	250,000	236
Federal National Mortgage Assn., 6.00%, 5/15/11 (1)	1,435,000	1,471
Federal National Mortgage Assn., 7.125%, 6/15/10 (1)	1,220,000	1,296
Federal National Mortgage Assn., 7.125%, 1/15/30 (1)	240,000	288
		6,113

U.S. Treasury Obligations 3.0%

U.S. Treasury Bonds, 5.375%, 2/15/31 (1)	1,100,000	1,110
U.S. Treasury Bonds, 5.50%, 8/15/28 (1)	985,000	1,005
U.S. Treasury Bonds, 6.00%, 2/15/26 (1)	950,000	1,022
U.S. Treasury Bonds, 6.25%, 8/15/23 (1)	345,000	378

U.S. Treasury Bonds, 6.25%, 5/15/30 (1)	200,000	225
U.S. Treasury Bonds, 6.375%, 8/15/27 (1)(7)	210,000	237
U.S. Treasury Bonds, 6.50%, 11/15/26 (1)	955,000	1,088
U.S. Treasury Bonds, 7.625%, 2/15/25 (1)	170,000	215
U.S. Treasury Bonds, 8.50%, 2/15/20 (1)	1,095,000	1,430
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14 (1)	1,001,492	971
U.S. Treasury Notes, 3.375%, 12/15/08 (1)	2,085,000	2,004
U.S. Treasury Notes, 3.50%, 2/15/10 (1)	2,925,000	2,774
U.S. Treasury Notes, 3.625%, 6/30/07 (1)	2,330,000	2,294
U.S. Treasury Notes, 4.00%, 2/15/14 (1)	630,000	585
U.S. Treasury Notes, 4.25%, 11/15/13 (1)	560,000	530
U.S. Treasury Notes, 4.375%, 1/31/08 (1)	2,300,000	2,274
U.S. Treasury Notes, 4.75%, 5/15/14 (1)	680,000	664
U.S. Treasury Notes, 4.875%, 2/15/12 (1)	630,000	625
U.S. Treasury Notes, 5.00%, 8/15/11 (1)	4,730,000	4,724
U.S. Treasury Notes, 5.75%, 8/15/10 (1)	5,380,000	5,529
		29,684
Total U.S. Government Agency Obligations (Excluding Mortgage- Backed) (Cost $36,786)		35,797

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.4%

Asian Development Bank, 6.25%, 6/15/11 (AUD)	240,000	183
Bundesobligation, 3.25%, 4/9/10 (EUR)	1,025,000	1,298
Bundesobligation, 5.00%, 1/4/12 (EUR)	215,000	293
European Investment Bank, 5.75%, 9/15/09 (AUD)	860,000	642
Government of Canada, 5.25%, 6/1/12 (CAD)	1,335,000	1,265
Republic of South Africa, 6.50%, 6/2/14 (1)	295,000	302

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $857,527)	$ 1,050,000
Affiliated companies (cost $23,518)	23,139
Total investments in securities	1,073,139
Receivable for investment securities sold	5,753
Dividends and interest receivable	3,014
Receivable for shares sold	1,209
Foreign currency (cost $3)	3
Cash	1
Other assets	282
Total assets	1,083,401
Liabilities	
Obligation to return securities lending collateral	92,055
Payable for investment securities purchased	5,060
Payable for shares redeemed	862
Investment management fees payable	510
Due to affiliates	134
Other liabilities	296
Total liabilities	98,917
NET ASSETS	$ 984,484
Net Assets Consist of:	
Undistributed net investment income	$ 7,693
Undistributed net realized gain	12,870
Net unrealized gain	192,108
Paid-in capital applicable to 41,340,064 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	771,813
NET ASSETS	$ 984,484
NET ASSET VALUE PER SHARE	$ 23.81

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 80% stocks and 20% bonds and money market securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $20,000 for the year ended May 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended May 31, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the year ended May 31, 2006, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended May 31, 2006, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At May 31, 2006, the value of loaned securities was $88,742,000 and aggregate collateral consisted of $92,055,000 in money market pooled accounts.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $356,819,000 and $240,208,000, respectively, for the year ended May 31, 2006. Purchases and sales of U.S. government securities aggregated $106,629,000 and $83,996,000, respectively, for the year ended May 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2006, were characterized as follows for tax purposes:

At May 31, 2006, the tax-basis components of net assets were as follows:

For the year ended May 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At May 31, 2006, the cost of investments for federal income tax purposes was $881,485,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.00%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2010. Pursuant to this agreement, management fees in the amount of $456,000 were repaid during the year ended May 31, 2006. At May 31, 2006, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subac-counting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2006, expenses incurred pursuant to these service agreements were $127,000 for Price Associates, $502,000 for T. Rowe Price Services, Inc., and $991,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended May 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $774,000, and the value of shares of the T. Rowe Price Reserve Funds held at May 31, 2006, and May 31, 2005, was $8,767,000 and $21,780,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund), as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Growth Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $50,000 of management fees permanently waived pursuant to this agreement. During the year ended May 31, 2006, purchases and sales of High Yield Fund were $7,734,000 and $210,000, respectively. For the year then ended, realized losses on sales of High Yield Fund shares were $10,000, capital gain distributions from High Yield Fund totaled $292,000, and net investment income was $785,000. At May 31, 2006, and May 31, 2005, the value of shares of High Yield Fund held were $14,373,000 and $7,211,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and Shareholders of T. Rowe Price Personal Strategy Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Growth Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund and T. Rowe Price Institutional High Yield Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $1,493,000 from short-term capital gains,

  $14,619,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $11,591,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $9,255,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio were above the median of certain groups of comparable funds but at or below the median of other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial, Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1994	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to
1994	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Georgia
Pacific, Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.; Director,
2001	AMLI Residential Properties Trust

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director, T. Rowe
[113]	Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and
T. Rowe Price Savings Bank; Director, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global Investment Services
Limited; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price
(1955)	and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
2006	Company; Vice President, Personal Strategy Funds
[60]

* Each inside director serves until retirement, resignation, or election of a successor.
Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Personal	Group, Inc., and T. Rowe Price Trust Company
Strategy Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Personal	T. Rowe Price; Vice President, T. Rowe Price
Strategy Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Personal Strategy Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Personal Strategy Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price; Vice
Vice President, Personal Strategy Funds	President, T. Rowe Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price International, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Personal	Group, Inc., and T. Rowe Price Trust Company
Strategy Funds

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$9,452	$8,645
Audit-Related Fees	838	891
Tax Fees	1,566	1,390
All Other Fees	150	306

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $883,000 and $785,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 18, 2006